SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                  -------------

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934



Date of report (Date of earliest event reported)     October 18, 1999
                                                  ---------------------------

                          Riviera Holdings Corporation
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               (Exact Name of Registrant as Specified in Charter)


           Nevada                   000-21430                   88-0296885
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(State or Other Jurisdiction       (Commission                (IRS Employer
    of Incorporation)              File Number)              Identification No.)


2901 Las Vegas Boulevard South, Las Vegas, Nevada              89109
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(Address of Principal Executive Offices)                    (Zip Code)


Registrant's telephone number, including area code   (702) 734-5110
                                                    ---------------------------


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          (Former Name or Former Address, if Changed Since Last Report)







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Item 5.           Other Events
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                  On Friday, October 8, 1999, the Federal District Court for the
         Central District of California approved a bar order as part of a settlement of the lawsuit brought by Allen Paulson against the registrant. A copy of the court order is filed as an exhibit hereto. Pursuant to such settlement, registrant purchased 463,655 shares from Mr. Paulson for $7.50 per share. By a letter, dated October 13, 1999, registrant's Chairman advised holders of Contingent Value Rights ("CVR's") that they would receive from an escrow established by Mr. Paulson in connection with the aborted Paulson-Riviera merger $2.46 for each CVR. On Friday, October 8, 1999, there were 1,770,000 CVR's outstanding. A copy of such letter is filed as an exhibit hereto.

                  These events are also described in a press release, dated October 13, 1999, filed as an exhibit hereto.

                  On October 14, 1999, registrant agreed to purchase 81,000 of its shares from Sun America, Inc. at $7.50 per share. Such transaction will reduce Sun America's ownership of registrant below 15% of registrant's outstanding stock to facilitate the licensing by the Colorado Gaming Commission of registrant's subsidiary, Riviera Black Hawk, Inc. After giving effect to such share repurchases, registrant will have 4,523,021 shares of common stock outstanding.



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Item 7.       Financial Statements, Pro Forma Financial Information and Exhibits
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         (c)  Exhibits

                   99.1 Settlement Bar Order and Final Judgment of the United States District Court, Central District of California, Western Division.

                   99.2 Letter, dated October 13, 1999, from Riviera Holdings Corporation to Contingent Value Right Holders.


                   99.3   Press Release, dated October 13, 1999.


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                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                            RIVIERA HOLDINGS CORPORATION
                                                     (Registrant)

                                         /s/ Duane Krohn
Date:    October 18, 1999                -------------------------------------
                                         Duane Krohn
                                         Treasurer and Chief Financial Officer








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                                  EXHIBIT INDEX

         Exhibit
         Number                     Description


                99.1 Settlement Bar Order and Final Judgment of the United States District Court, Central District of California, Western Division.

                99.2 Letter, dated October 13, 1999, from Riviera Holdings Corporation to Contingent Value Right Holders.

                99.3     Press Release, dated October 13, 1999.